                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) AUGUST 31, 2000.


                            COMPOSITE SOLUTIONS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          FLORIDA                    000-24551               65-0790758
          -------------------------------------------------------------
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)        Identification No.)


3655 NOBEL DRIVE, SUITE 440, SAN DIEGO, CA               92122
------------------------------------------               -----
(Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code    858-459-4843
                                                           ------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



This Form 8-K/A amends the Form 8-K filed on September 15, 2000 by Composite Solutions, Inc., a Florida Corporation formerly known as JS Business Works, Inc., The purpose of this Form 8-K/A is to provide financial statements and the pro forma financial information for Anchor Reinforcements, Inc. a California Corporation, as required by Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     (a)  Financial Statements of Business Acquired

          Pursuant to the requirements of Regulation S-X 210.3.05 (b); the following are unaudited financial statements of Anchor Reinforcements, Inc. a California corporation, for the period October 1, 1999 through August 31, 2000. The registrant acquired all of the outstanding capital stock of such entity on August 31, 2000.

                           Anchor Reinforcements, Inc.
                                  Balance Sheet
                                 August 31, 2000
                                   (Unaudited)


Assets
Current assets

  Cash                                                                $   13,306

  Accounts receivable                                                     80,128

  Other receivables - related party                                        9,920

  Inventory - Raw Material                                               220,000
                                                                      ----------

    Total current assets                                                 323,354

Property and equipment, net                                              525,000

Patent rights                                                          1,200,000

    Total assets                                                      $2,048,354
                                                                      ==========

Liabilities and Shareholders' Equity

Current liabilities
  Accounts payable                                                        40,452
                                                                      ----------
    Total current liabilities                                             40,452

Shareholders' equity
  Retained Earnings                                                    2,007,902
                                                                      ----------

    Total shareholders' equity                                         2,007,902
                                                                      ----------

Total liabilities and shareholders' equity                            $2,048,354
                                                                      ==========

                           Anchor Reinforcements, Inc.
                                  Profit & Loss
                For the Period October 1, 1999 to August 31, 2000

                                   (Unaudited)


Revenues                                                                $485,548
Cost of sales                                                             97,110
                                                                        --------

    Gross profit (loss)                                                  388,438

Operating expenses

    Office Expenses                                                       64,642
    Plan Supplies                                                         19,381
  General and administrative expenses                                     40,676
  Salaries - employees                                                    87,271
                                                                        --------

    Total operating expenses                                             211,970
                                                                        --------

    Net Income                                                           176,468
                                                                        ========

                           ANCHOR REINFORCEMENTS, INC.
                          NOTES TO FINANCIAL STATEMENTS


1. Anchor Reinforcements, Inc. is a California corporation that conducts business in San Diego. Anchor Reinforcements, Inc. was incorporated in 1991. Anchor Reinforcements, Inc., has been providing advanced uni-directional sheet materials to the composite industry for over a decade. These materials are used to enhance performance of lighter, stronger and stiffer composites. Anchor's product line specializes in carbon and aramid fibers bound via a proprietary method. Anchor is an established company servicing a solid, reputable client base of approximately 200 with an annual sales of over half million dollars in uni-directional composites.


     The following summarize the more significant accounting reporting policies and practices of Anchor Reinforcements:

     a. BASIS OF PRESENTATION On June 29, 2000, the Company entered into a Stock Purchase Agreement with Anchor Reinforcements . The business combination was closed on August 31, 2000 and is accounted for as a Stock Purchase. The company is now a wholly owned subsidiary of Composite Solutions, Inc.

     b. USE OF ESTIMATES In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition and revenues and expenses for the year then ended. Actual results may differ significantly from those estimates. Financials were prepared internally and are unaudited.

     c. NET INCOME (LOSS) PER SHARE Basic is computed by dividing the net income (loss) by the weighted average number of common shares outstanding during the period.

     d. On August 31, 2000, the Company received all of the issued outstanding shares of Anchor Reinforcements, Inc. in exchange for the following consideration: The company paid Mr. John Gillespie, the sole owner of Anchor, the sum of five hundred thousand dollars ($500,000). The Company issued an 8% Convertible Debenture Note in the amount of $500,000, due on August 17, 2003 and secured by a Security Agreement, California UCC-1 Financing Statement, and non-recourse guarantee issued by Penultimo, Inc., a California corporation doing business as Anchor Reinforcement, Inc. ("Anchor") . At the holders option, interest is convertible into shares of common stock at a conversion price equal to the lessor of the principal conversion price or eighty percent (80%) of the average closing bid price of the Company's common stock for the five (5) trading days immediately prior to the interest payment date. Also at the holders option, principal is convertible into restricted shares of common stock at a conversion price of $.75 for each restricted share, plus one share of unrestricted common stock for each $2.00 of principal converted. There is no intrinsic value of beneficial conversion feature. In addition, the Company issued to Mr. Gillespie 150,000 restricted shares of Company's common stock and the Company developed a stock and cash bonus plan for key employees of Anchor.

Pro Forma Financial Statements

          The following are pro forma consolidated financial statements of the registrant for the period from October 1, 1999 through August 31, 2000. The registrant acquired all of the outstanding capital stock of Anchor Reinforcements on August 31, 2000.

INDEX TO PROFORMA FINANCIAL STATEMENTS
Proforma Consolidated Balance Sheet (unaudited)...............................8

Proforma Consolidated Statements of Operations (unaudited)...................10

Notes to Proforma Consolidated Financial Statement ..........................12

Composite Solutions, Inc.
Anchor Reinforcements, Inc.
(A Development Stage Enterprise)
PROFORMA CONSOLIDATED BALANCE SHEET
(Unaudited)
August 31, 2000

                                             ------------------------------------------------------
                                                      31-Aug-00            Proforma
                                                  CSI         Anchor      Adjustments     Proforma
                                             ------------------------------------------------------
Assets
Current assets
  Cash                                       $    19,673    $    13,306   $      --     $    32,979
  Accounts receivable                              2,025         80,128          --          82,153
  Other receivables - related party                3,344          9,920          --          13,264
  Prepaid expenses                                 1,128           --            --           1,128
  Inventory - Raw Material                                      220,000          --         220,000
  Deposits                                         8,627           --            --           8,627
                                             ------------------------------------------------------

    Total current assets                          34,797        323,354          --         358,151


Property and equipment, net                       21,172        525,000          --         546,172
Patent Rights                                                 1,200,000                   1,200,000
Other assets
  Intangible assets, net                         544,560           --            --         544,560

    Total assets                             $   600,529    $ 2,048,354   $      --     $ 2,648,883
                                             ======================================================

Liabilities and Shareholders' Equity

Current liabilities
  Accounts payable                               118,641         40,452          --         159,093
  Loan Payable - short term                       24,816           --            --          24,816
  Income taxes payable                               800           --            --             800
  Accrued payroll and related liabilities         14,913           --            --          14,913
                                             ------------------------------------------------------

    Total current liabilities                    159,170         40,452          --         199,622

Shareholders' equity

  Common stock                                     1,087           --            --           1,087
  Additional paid in capital                   1,805,202           --            --       1,805,202
  Accumulated deficit                         (1,364,930)     2,007,902          --         642,972
                                             ------------------------------------------------------

    Total shareholders' equity                   441,359      2,007,902          --       2,449,261
                                             ------------------------------------------------------

Total liabilities and shareholders' equity   $   600,529    $ 2,048,354   $      --     $ 2,648,883
                                             ======================================================

Composite Solutions, Inc.
Anchor Reinforcements, Inc.
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
August 31, 2000

                                                    01-Oct-99 to
                                                      31-Aug-00               Proforma
                                                 CSI            Anchor       Adjustments     Proforma
                                            -----------------------------------------------------------
Revenues                                    $      2,513    $    485,548    $       --     $    488,061
Cost of sales                                      1,439          97,110            --           98,549
                                            -----------------------------------------------------------

    Gross profit (loss)
                                                   1,074         388,438            --          389,512

Operating expenses

  Office Expense                                    --            64,642            --             --
  Plan Supplies                                     --            19,381            --             --
  Consulting fees                                237,284            --              --          237,284
  Depreciation                                     4,925            --              --            4,925
  General and administrative expenses            277,000          40,676            --          317,676
  Professional fees - other                       32,794            --              --           32,794
  Salaries - employees                           241,252          87,271            --          328,523
                                            -----------------------------------------------------------

    Total operating expenses                     793,255         211,970            --          921,202
                                            -----------------------------------------------------------

Income (Loss)  from operations                  (792,181)        176,468            --         (531,690)

Other income (expense)

  Interest income                                  2,412            --              --            2,412
  Interest expense                                  (261)           --              --             (261)
                                            -----------------------------------------------------------

    Total other income (expense)                   2,151            --              --            2,151
                                            -----------------------------------------------------------

Income

Loss before provision for income taxes          (790,030)        176,468            --         (529,540)
Provision for income taxes                           800            --              --              800
                                            -----------------------------------------------------------

Net Income (loss)                           $   (790,830)   $    176,468    $       --     $   (530,340)
                                            ===========================================================

Basic net loss per weighted average share   $      (0.07)                                  $      (0.04)
Weighted average number of shares             11,826,695                                     12,780,066

                            Composite Solutions, Inc.
                           Anchor Reinforcements, Inc.

               NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)


          PROFORMA CHANGES The Company entered into a Stock Purchase Agreement with Anchor Reinforcements, Inc. a California corporation. The business combination was closed on August 31, 2000 and is accounted for as a Stock Purchase.

          On August 31, 2000, the Company exchanged 150,000 restricted shares of the company's common stock , entered into an employment contract for the term of two years at a salary of $60,000 per annum and a non-competition agreement for a period of five (5) years with the sole owner , Mr. John Gillespie. In addition, the Company will develop a stock and cash bonus plan for key employees of Anchor.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 30, 2000


                              COMPOSITE SOLUTIONS, INC., a Florida corporation (Registrant)


                              By: /s/ GILBERT HEGEMIER
                                 -------------------------
                                  Gilbert Hegemier
                                   Chairman



                              By: /s/ MARK OLSON
                                 -------------------------
                                  Mark Olson
                                   President